UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/08/2011

VeriFone Systems, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32465

Delaware	04-3692546
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices, including zip code)

408-232-7800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On March 8, 2011, VeriFone Systems, Inc. (the "Company") received notice that the United States District Court for the Northern District of California dismissed, with prejudice, the consolidated shareholder securities class actions against the Company and certain of its officers and directors captioned, "In re VeriFone Holdings, Inc. Securities Litigation," case number C 07-6140 MHP.

The lawsuit is a consolidation of a number of shareholder securities class actions which were filed against the Company after the Company announced its 2007 restatement of certain of its quarterly financial results.

Since the lawsuit was dismissed with prejudice, plaintiffs will not be able to amend and re-file their complaint. Plaintiffs have the right to appeal the court's order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VeriFone Systems, Inc.

Date: March 08, 2011	By:	/s/ Albert Liu
Albert Liu
SVP & General Counsel